UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2015
____________________
Covisint Corporation
(Exact name of registrant as specified in its charter)

Michigan	001-36088	26-2318591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26533 Evergreen Rd., Suite 500 Southfield, MI	48076
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (248) 483-2000
N/A
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On December 14, 2015, the Board of Directors (the “Board”) of Covisint Corporation, a Michigan corporation (the “Company”), approved amendments to amend and restate the Company’s bylaws, effective as of December 14, 2015 (the “Bylaws”). The Bylaws were last amended on July 29, 2014. Among other things, the amendments to the Bylaws:

•	Eliminate references to Compuware Corporation that are no longer applicable.

•
Incorporate the amendments to the Bylaws that were approved by the Board on July 29, 2014 and previously publicly disclosed on a Form 8-K filed with the U.S. Securities and Exchange Commission on August 1, 2014.

•	Amend the provisions related to the advance notice of shareholder proposals, including, but not limited to, revisions to:

◦
Further specify the information required to be provided by proposing shareholders, including any associated persons such as persons acting in concert therewith, persons who are members of any Schedule 13D group (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with such proposing shareholders and persons who are participants in any solicitation of proxies by such proposing shareholders in respect of the business proposed, in their advance notice of shareholder proposals, including, but not limited to, the following information regarding such persons:

▪	their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto,

▪
any relationships between such persons and the Company or any director, officer, “affiliate” or “associate” (as such terms are defined in Rule 12b-2 of the Exchange Act) of the Company, including any direct or indirect interest in any agreements, arrangements and understandings, written or oral,

▪
any pending, or to the knowledge of any such persons threatened legal proceeding in which any proposing shareholder is a party or participant involving the Company or any officer, director, affiliate or associate of the Company,

▪
all agreements, arrangements and understandings (written or oral) (1) between or among any such persons or (2) between or among any such persons and any other person or entity (including their names) in connection with the proposal of business by a shareholder, including without limitation, any agreements that would be required to be disclosed by any such person or any other person or entity pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act and the rules and regulations promulgated thereunder (regardless of whether the requirement to file a Schedule 13D is applicable to such person or other person or entity), and

▪
all other information relating to such persons that would be required to be disclosed in a proxy statement or other filing required to be made by such persons in connection with the solicitation of proxies by such persons in support of the business proposed to be brought before the shareholders’ meeting pursuant to Section 14(a) and Regulation 14A under the Exchange Act.

◦	Further specify the information required to be provided about the business proposed to be brought before a shareholders’ meeting, including, but not limited to, the reasons for conducting such business at the meeting, why the taking of the action or actions proposed to be taken would be in the best interests of the Company and its shareholders and any benefit anticipated to accrue to the proposing shareholder or any associated persons if the business proposed is brought before the meeting;

◦
Revise the definition of “proposing persons” to include, in addition to the proposing shareholder providing the advance notice of shareholder proposal, the beneficial owner, if different, and affiliates and associates of such beneficial owner, persons acting in concert therewith, persons who are members of any Schedule 13D group with such proposing shareholders and persons who are participants in any solicitation of proxies by such proposing shareholders;

◦	Include a definition of persons deemed to be “acting in concert”;

◦
Clarify the requirement for the proposing shareholder to, from time to time, update and supplement the information provided by such shareholder in its advance notice of shareholder proposals and to include a provision that allows the Company, the Board or any duly authorized committee thereof to request the proposing shareholder to provide written verification of the information submitted by the shareholder;

◦
Specify the agreements, arrangements and understandings, written and oral, (a) between or among any proposing shareholders or (b) between or among any proposing shareholders and any other person or entity (including their names) in connection with the proposal of such business by a shareholder, that are required to be disclosed in a shareholder’s advance notice of business to be brought before a shareholders’ meeting;

◦
Require that the advance notice of shareholder proposals include a representation as to whether the proposing shareholder or any associated persons intend to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock entitled to vote and required to approve the proposed business described in the advance notice and, if so, identifying such person;

◦
Clarify certain procedural matters relating to the proposal of business by a shareholder including, but not limited to, the requirements for a shareholder to bring business before a shareholders’ meeting;

◦
Clarify that the shareholder or a qualified representative of such shareholder must be present in person at a shareholders’ meeting and must represent that it will be present at such meeting in order for a shareholder proposal to be brought before the meeting; and

◦
Clarify that, in addition to the requirements contained in the Bylaws for what information must be included in the advance notice of shareholder proposals, a proposing shareholder must also comply with all applicable requirements of the Exchange Act and the Michigan Business Corporation Act (the “MBCA”) with respect to any shareholder proposal and business that may be sought to be brought before an annual meeting of shareholders.

•	Amend the provisions related to the advance notice of director nominations, including, but not limited to, revisions to:

◦
Further specify the information required to be provided by nominating shareholders and associated persons, including persons acting in concert therewith, persons who are members of any Schedule 13D group with such proposing shareholders and persons who are participants in any solicitation of proxies by such proposing shareholders in respect of the director nominations proposed, in their advance notice of nominations of candidates for election to the Board, including, but not limited to, information about such persons, including their ownership, direct and indirect, in the Company’s securities, including any derivative interests and any agreements with respect thereto;

◦	Further specify the information required to be provided about the person(s) being nominated for election to the Board, including, but not limited to, the following:

▪
all information that would be required to be disclosed pursuant to Items 403 and 404 under Regulation S-K if the shareholder giving the notice or other associated persons were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant,

▪
a description in reasonable detail of any and all agreements, arrangements and/or understandings, written or oral, between each proposed nominee and any person or entity (other than the Company) with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such proposed nominee’s service or action as a member of the Board; and

▪
a description in reasonable detail of any and all litigation, whether or not judicially resolved, settled or dismissed, relating to the proposed nominee’s past or current service on the board of directors (or similar governing body) of any corporation, limited liability company, partnership, trust or any other entity where a legal complaint filed in any state or federal court located within the United States alleges that the proposed nominee committed any act constituting (A) a breach of fiduciary duties, (B) misconduct, (C) fraud, (D) breaches of confidentiality obligations, and/or (E) a breach of the entity’s code of conduct applicable to directors;

◦
Clarify the requirement for the nominating shareholder to, from time to time, update and supplement the information provided by such shareholder in its advance notice of director nominations and to include a provision that allows the Company, the Board or any duly authorized committee thereof to request the nominating shareholder or a proposed director nominee to provide written verification of the information submitted by the shareholder;

◦
Specify the agreements, arrangements and understandings, written and oral, (a) between or among any nominating shareholders or (b) between or among any nominating shareholders and any other person or entity (including their names) in connection with the proposal of a director nomination by a nominating shareholder, that are required to be disclosed in a shareholder’s advance notice of director nominations to be brought before a shareholders’ meeting;

◦
Clarify certain procedural matters relating to the proposal of a director nomination by a shareholder including, but not limited to, the prerequisites for a shareholder to bring a director nomination before a shareholders’ meeting; and

◦
Provide that the shareholder or a qualified representative of such shareholder must be present in person at a shareholders’ meeting and must represent that it will be present at such meeting in order for a proposed director nomination to be brought before the meeting.

•
Provide more detailed procedural provisions with respect to shareholders’ meetings, including, but not limited to, the organization and conduct of the meeting, meeting protocol, the retention of inspectors of election for such meetings, and proxies for such meetings.

•
Revise the section of the Bylaws regarding the indemnification that the Company provides to its directors, officers and other agents to clarify the type of proceedings that are indemnified. In addition, the rights granted to indemnified persons to be advanced expenses incurred in defending a proceeding in advance of its final disposition have also been clarified to provide a specific time period by which the advancement needs to be made. Other provisions have been added to avoid duplicate payments to indemnified persons, provide that the Company shall be subrogated to all rights of recovery of any person entitled to indemnification and provide that the conduct of one indemnified person will not be imputed to another.

In addition to the foregoing, there are various other “clean-up” changes to the Bylaws including, but not limited to formatting changes and defining certain terms.
The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on December 14, 2015, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.
Item 8.01 Other Events.
Bylaws Advance Notice Deadline for Submission of Shareholder Proposals and Director Nominations
To be considered timely, shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act and director nominations, in each case intended to be brought before the Company’s 2016 Annual Meeting of Shareholders, must be received by the Company’s Secretary no earlier than April 28, 2016 and no later than May 28, 2016, and must be directed to the Company’s Secretary at our corporate offices at 26533 Evergreen Road, Suite 500, Southfield, Michigan 48076. Such shareholder proposals and nominations must also comply with the advance notice provisions contained in Article I, Section 1.11 of the Bylaws and shareholders are urged to read the complete text of such advance notice provisions.
In addition, in order for any shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act to be considered "timely" for purposes of Rule 14a-4(c) of the Exchange Act, the proposal must be received at our principal executive offices not later than May 28, 2016.
The foregoing summary of the advance notice provisions contained in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on December 14, 2015, attached hereto as Exhibit 3.1 and incorporated by reference in this Item 8.01 in its entirety.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number

3.1	Amended and Restated Bylaws of Covisint Corporation, as adopted by the Board of Directors on December 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 16, 2015
COVISINT CORPORATION

            By: /s/ Enrico Digirolamo
                Enrico Digirolamo
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

3.1	Amended and Restated Bylaws of Covisint Corporation, as adopted by the Board of Directors on December 14, 2015